UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TERRAFORM GLOBAL, INC.

(Name of Registrant as Specified In Its Charter)

BROOKFIELD RENEWABLE PARTNERS L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Brookfield Renewable Partners
PRESS RELEASE
All amounts in US dollars unless otherwise indicated

BROOKFIELD RENEWABLE TO INVEST IN 3,600 MW GLOBAL RENEWABLE POWER PORTFOLIO

BROOKFIELD, News, March 7, 2017 – Brookfield Renewable Partners L.P. (TSX: BEP.UN; NYSE: BEP) (“Brookfield Renewable”) today announced that, together with its institutional partners, it has entered into agreements with Terraform Power (NASD: TERP) and TerraForm Global (NASD: GLBL) pursuant to which it will acquire a 51% interest in TerraForm Power, which is expected to remain a Nasdaq-listed public company sponsored by Brookfield Asset Management, and 100% of the outstanding shares of TerraForm Global.

Assuming the completion of both transactions, Brookfield Renewable’s commitment would be in the range of $500 million, which it expects to fund through current liquidity.

The transactions are each expected to be completed in the second half of 2017 and are each subject to certain closing conditions, including but not limited to: approval by the majority of Class A shareholders of TerraForm Power and TerraForm Global, respectively (excluding Class A shares owned by Brookfield and SunEdison Inc.), regulatory approvals, and certain approvals from the US bankruptcy court overseeing the SunEdison Chapter 11 bankruptcy case. The closing of each transaction is not conditional on the other.

For more information, see the press release and investor presentation issued today by Brookfield Asset Management and published on its website at www.brookfield.com.

Brookfield Renewable Partners

Brookfield Renewable Partners operates one of the world’s largest publicly traded, pure-play renewable power platforms. Our portfolio consists of hydroelectric and wind facilities in North America, Colombia, Brazil and Europe and totals more than 10,000 MW of installed capacity. Brookfield Renewable is listed on the New York and Toronto stock exchanges. Further information is available at bep.brookfield.com.  Important information may be disseminated exclusively via the website; investors should consult the site to access this information.

Brookfield Renewable is the flagship listed renewable power company of Brookfield Asset Management, a leading global alternative asset manager with $250 billion of assets under management.
For more information, please contact:
Zev Korman Tel: (416) 359-1955 Email: zev.korman@brookfieldrenewable.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This news release contains forward-looking information within the meaning of Canadian provincial securities laws and “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, Section 21E of the U.S. Securities Exchange Act of 1934, as amended, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and in any applicable Canadian securities regulations. The words “will”, “expect”, “should”, “could”, “potential”, “target” “future”, “growth”, “believe”, derivatives thereof and other expressions which are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify the above mentioned and other forward-looking statements. Forward-looking statements in this news release include statements regarding the expected closing and funding of the transactions described herein and the anticipated timing thereof.
Although Brookfield Renewable believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, the reader should not place undue reliance on them, or any other forward looking statements or information in this news release. The future performance and prospects of Brookfield Renewable are subject to a number of known and unknown risks and uncertainties. Factors that could cause actual results of Brookfield Renewable to differ materially from those contemplated or implied by the statements in this news release include: our ability to effectively complete and integrate new acquisitions and to realize the benefits of such acquisitions; the threat of litigation, whether with respect to this transaction or otherwise; hydrology, weather conditions and other factors which may impact generation levels at our facilities; economic conditions in the jurisdictions in which we do or will operate; fraud, bribery, corruption, other illegal acts or inadequate or failed internal processes or systems; new technologies in which we invest not performing as expected; our potential lack of control over our operations conducted through consortiums, partnerships or where minority shareholders have interests in our investments; the state of capital markets and our ability to access equity and debt financing; regulatory changes in the power markets in which we operate, including those relating to the regulation of our assets, licensing; contract counterparties not fulfilling their obligations; and other risks associated with the construction, development and operation of power generating facilities. We caution that the foregoing list of important factors that may affect future results is not exhaustive.
The forward-looking statements represent our views as of the date of this news release and should not be relied upon as representing our views as of any date subsequent to the date of this news release. While we anticipate that subsequent events and developments may cause our views to change, we disclaim any obligation to update the forward-looking statements, other than as required by applicable law. For further information on these known and unknown risks, please see “Risk Factors” included in our most recent Annual Report on Form 20-F.

TERRAFORM POWER: ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transactions described herein. In connection with the proposed transactions, Brookfield Renewable and TerraForm Power intend to file relevant materials with the SEC, including TerraForm Power’s proxy statement on Schedule 14A. STOCKHOLDERS OF TERRAFORM POWER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TERRAFORM POWER’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov. TerraForm Power’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TerraForm Power, Inc., 7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814: (240) 762-7700, or from TerraForm Power’s website, https://www.terraformpower.com/. TerraForm Power and its directors and executive officers, and Brookfield Renewable and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of TerraForm Power’s common stock in respect of the proposed transactions. Information about the directors and executive officers of TerraForm Power and of Brookfield Renewable and the interests of such individuals will be set forth in the proxy statement for the transactions, which will be filed with the SEC, or on the companies’ websites at, respectively, http://www.terraformpower.com/ and http://bep.brookfield.com/. You may obtain free copies of the proxy statement as described above, when it is available.

TERRAFORM GLOBAL: ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transactions described herein. In connection with the proposed transactions, Brookfield Renewable and TerraForm Global intend to file relevant materials with the SEC, including TerraForm Global’s proxy statement on Schedule 14A. STOCKHOLDERS OF TERRAFORM GLOBAL ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TERRAFORM GLOBAL’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov. TerraForm Global’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to TerraForm Global, Inc., 7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814: (240) 762-7700, or from TerraForm Global’s website, https://www.terraformglobal.com/. TerraForm Global and its directors and executive officers, and Brookfield Renewable and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of TerraForm Global’s common stock in respect of the proposed transactions. Information about the directors and executive officers of TerraForm Global and of Brookfield Renewable and the interests of such individuals will be set forth in the proxy statement for the transactions, which will be filed with the SEC, or on the companies’ websites at, respectively, http://www.terraformglobal.com/ and http://bep.brookfield.com/. You may obtain free copies of the proxy statement as described above, when it is available.